UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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The RBB Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

F/m Investments Large Cap Focused Fund

A Series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

May 19, 2026

Dear Shareholder:

I am writing to inform you about an upcoming special shareholder meeting (the “Meeting”) of the F/m Investments Large Cap Focused Fund (the “Fund”), a series of The RBB Fund, Inc. (the “Company”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202 on June 22, 2026, at 11:00 a.m. Central Time.

At the Meeting, shareholders will be asked to approve an investment co-advisory agreement (the “Investment Co-Advisory Agreement”) among the Company, on behalf of the Fund; F/m Investments LLC (“F/m”); and Emerald Mutual Fund Advisers Trust (“Emerald”), to replace the Fund’s current investment advisory agreement with F/m (the “Current Investment Advisory Agreement”) (the “Proposal”), and to transact such other business, if any, as may properly come before the Meeting. Under the Investment Co-Advisory Agreement, F/m and Emerald will each serve as a co-adviser and, together, as the co-advisers (each, the “Co-Adviser” and, together, the “Co-Advisers”) for the Fund. F/m is the current investment adviser to the Fund. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC, and is an affiliate of F/m. If shareholders approve the appointment of Emerald as Co-Adviser for the Fund, it is expected that the Fund also will change its name to “Emerald Large Cap Focused Fund,” which does not require shareholder approval. Emerald is a registered investment adviser with the U.S. Securities and Exchange Commission and commenced operations in 2005. As of March 31, 2026, Emerald and its affiliates had approximately $7.8 billion in assets under management. F/m and Emerald will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

As of December 31, 2025, F/m transferred its equity asset management business and associated investment teams, including the portfolio management team for the Fund, to Emerald’s affiliated entity (“Emerald Group”). F/m and Emerald Group have entered into a separate transition services agreement to ensure a smooth transfer of personnel, products, and client service through 2026. It is proposed that F/m and Emerald serve as Co-Advisers for the Fund, pending shareholder approval of the Investment Co-Advisory Agreement. F/m and Emerald believe that the joint resources, including operational, compliance, and technology-related support, provided by the Co-Advisers will provide more opportunities for the Fund’s growth over the long term.

The Investment Co-Advisory Agreement will not result in any change in the Fund’s investment strategies, total advisory fee paid, or portfolio management. The material terms of the proposed Investment Co-Advisory Agreement are identical to the material terms of the Current Investment Advisory Agreement. Under the Investment Co-Advisory Agreement, the Co-Advisers shall from time to time determine among themselves the allocation of specific advisory services set forth in the agreement, consistent with the terms of the Investment Co-Advisory Agreement and subject to the overall supervision of the Board. The Co-Advisers will coordinate their activities in connection with the management of the Fund, and the Board will receive information regarding the operation of the Investment Co-Advisory Agreement, including material aspects of the allocation of responsibilities, as part of its ongoing oversight of the Fund. In the event the Co-Advisers are unable after good-faith discussions to resolve any disagreement between themselves regarding the allocation of a specific advisory responsibility contemplated under the Investment Co-Advisory Agreement, the matter will be brought to the attention of the Board as part of its ongoing oversight of the Fund. It is generally expected that Emerald will be responsible for the day-to-day investment management of the Fund with the same portfolio management team, and that F/m will provide certain back-office services, including services related to the Fund’s trading operations and portfolio implementation support.

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The Board of Directors recommends that you vote in favor of the Proposal.

The attached Proxy Statement describes the Proposal and the voting process for shareholders. The Board of Directors asks that you read it carefully and vote in favor of the Proposal. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,
Steven Plump
President
The RBB Fund, Inc.

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Voting is quick and easy. Everything you need is enclosed. To cast your vote:

●	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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Important information to help you understand and vote on the Proposal:

Please read the full text of the Proxy Statement. Below is a brief overview of the Proposal to be voted upon. Your vote is important.

What is this document, and why did you send it to me?

We are sending this document to you for your use in connection with the Company’s solicitation of your vote to approve an investment co-advisory agreement (the “Investment Co-Advisory Agreement”) among the Company, on behalf of the Fund; F/m Investments LLC (“F/m”); and Emerald Mutual Fund Advisers Trust (“Emerald”), to replace the Fund’s current investment advisory agreement with F/m (the “Current Investment Advisory Agreement”) (the “Proposal”), and to transact such other business, if any, as may properly come before the Meeting. Under the Investment Co-Advisory Agreement, F/m and Emerald will each serve as a co-adviser and, together, as the co-advisers (each, the “Co-Adviser” and, together, the “Co-Advisers”) for the Fund. If shareholders approve the appointment of Emerald as Co-Adviser for the Fund, it is expected that the Fund also will change its name to “Emerald Large Cap Focused Fund,” which does not require shareholder approval. F/m is the current investment adviser to the Fund. Emerald is a registered investment adviser with the U.S. Securities and Exchange Commission and commenced operations in 2005.Together with its parent company, Emerald Advisers, LLC, Emerald has served as investment adviser to mutual funds since 1992 and currently manages in excess of $1 billion in mutual fund assets. As of March 31, 2026, Emerald and its affiliates had approximately $7.8 billion in assets under management.

As of December 31, 2025, F/m transferred its equity asset management business and associated investment teams, including the portfolio management team for the Fund, to Emerald’s affiliated entity (“Emerald Group”). F/m and Emerald Group have entered into a separate transition services agreement to ensure a smooth transfer of personnel, products, and client service through 2026. It is proposed that F/m and Emerald serve as Co-Advisers for the Fund, pending shareholder approval of the Investment Co-Advisory Agreement. F/m and Emerald believe that the joint resources, including operational, compliance, and technology-related support, provided by the Co-Advisers will provide more opportunities for the Fund’s growth over the long term. This document includes a Notice of Meeting of Shareholders, a Proxy Statement, and Proxy Card.

At a special meeting of the Company’s Board of Directors (the “Board”) held on March 18, 2026, the Board approved the Proposal, which is now subject to shareholder approval. The Board recommends that shareholders also approve the Proposal.

What is the Proposal about?

You are being asked to vote to approve the Investment Co-Advisory Agreement among the Company, on behalf of the Fund; F/m; and Emerald.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholder approval of the Investment Co-Advisory Agreement is necessary to in order for F/m and Emerald to serve as Co-Advisers to the Fund. The material terms of the Investment Co-Advisory Agreement are identical to the material terms of the Current Investment Advisory Agreement, and the approval of the Investment Co-Advisory Agreement will not result in any change in the Fund’s investment strategies, aggregate advisory fee paid, or the portfolio management team. No increase in shareholder fees or expenses is being proposed.

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What will happen if the Proposal is not approved by shareholders?

If sufficient votes are not obtained to approve the Proposal with respect to the Fund, the Board will consider what further action to take, including adjourning the special meeting for the Fund and making a reasonable effort to solicit support with respect to the proposal in order to receive sufficient votes. If, following such adjournment, it remains unlikely that the Proposal will be approved by shareholders, the Board will consider alternative actions, taking into account the best interests of shareholders, including (without limitation) the retention of F/m to continue serving as the investment adviser of the Fund, the recommendation of one or more other investment advisors, subject to approval by Fund shareholders, or the liquidation of the Fund.

How will my approval of the Proposal affect the management and operation of the Fund?

The Fund’s investment strategies, and aggregate advisory fee paid will not change as a result of the Investment Co-Advisory Agreement. The aggregate advisory fee payable to the Co-Advisers under the proposed Investment Co-Advisory Agreement is identical to the current advisory fee paid by the Fund to its current sole adviser, F/m. The same lead portfolio manager will continue to manage the Fund as he has since the Fund’s inception, but now as an employee of Emerald.

Is anything changing for the Fund related to the Proposal?

Other than the addition of Emerald as a Co-Adviser to the Fund, instead of F/m serving as the sole adviser to the Fund, no changes are expected to occur with respect to the day-to-day management of the Fund.

How will my approval of the Proposal affect the expenses of the Fund?

The proposed approval of the Investment Co-Advisory Agreement will not result in an increase of the total advisory fee paid by the Fund or in the Fund’s total expenses. F/m and Emerald have agreed to continue the current expense limitation through December 31, 2027.

What are the primary reasons for adding Emerald as a Co-Adviser to the Fund?

The benefits of approving the Investment Co-Advisory Agreement include maintaining portfolio management continuity for the Fund and retaining the current investment personnel. The Board weighed a number of factors in reaching its decision to allow F/m and Emerald to serve as Co-Advisers for the Fund, including the history, reputation, qualifications and resources of F/m and Emerald, respectively and the fact that the Fund’s current lead portfolio manager would continue to provide the day-to-day management of the Fund through their employment at Emerald. With respect to the latter point, the Board considered the Fund’s performance in the absolute, as well as against other accounts similarly managed by Emerald. The Board also considered that, as a result of the Proposal, the Fund’s aggregate advisory fee would not increase and that all costs incurred by the proxy solicitation would be borne by F/m and Emerald, not the Fund’s shareholders. Lastly, the Board considered the extent to which economies of scale are relevant to the Fund and the potential of realizing such through the combined efforts of F/m and Emerald. Please see “Board Recommendation of Approval” in the Proxy Statement for a full discussion of the Board’s considerations.

Are there any material differences between the Current Investment Advisory Agreement and the proposed Investment Co-Advisory Agreement?

No. There are no material differences between the Current Investment Advisory Agreement and the proposed Investment Co-Advisory Agreement, except that, under the latter, F/m and Emerald will serve as Co-Advisers to the Fund, whereas under the former, F/m serves as the sole adviser to the Fund.

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Has the Board approved the Proposal?

Yes. The Board approved the proposal set forth herein, subject to shareholder approval.

Who is Sodali & Co. Fund Solutions (“Sodali”)?

Sodali is a third-party proxy vendor that Emerald has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the Meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

F/m and Emerald will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on March 31, 2026 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Meeting”) or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal presented at the Meeting.

How is a quorum for the Meeting established?

The presence of one-third (33-1/3%) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal for the Fund. Proxies returned for shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, such proxies will not be treated as votes cast at the Meeting. Proxies returned for shares that represent broker non-votes will not be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Because the Proposal is considered a non-routine matter, brokers do not have discretion to vote shares held in street name without instructions from the beneficial owners, and therefore uninstructed shares will not be voted at the Meeting. If a quorum is not present for the Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposals is not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the Proposals?

Approval of the Investment Co-Advisory Agreement among the Company, on behalf of the Fund, F/m, and Emerald requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote over the Internet or by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

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In addition, you may vote through the internet by visiting the internet address printed on your proxy card and following the on-line instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Sodali & Co. Fund Solutions at 1 (888) 519-6559. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted “FOR” the Proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before each Meeting. Abstentions will be treated as votes AGAINST a Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign, and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 22, 2026

F/M INVESTMENTS LARGE CAP FOCUSED FUND
(a Series of The RBB Fund, Inc.)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Notice is hereby given that a Special Meetings of Shareholders (the “Meeting”) of the F/m Investments Large Cap Focused Fund (the “Fund”), a series of The RBB Fund, Inc. (the “Company”), will be at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202 on June 22, 2026, at 11:00 a.m. Central Time.

If you are a shareholder of record as of the close of business on March 31, 2026, you are entitled to vote at the Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

At the Meeting, shareholders of the Fund will be asked to approve an investment co-advisory agreement (the “Investment Co-Advisory Agreement”) among the Company, on behalf of the Fund; F/m Investments LLC (“F/m”); and Emerald Mutual Fund Advisers Trust (“Emerald”), to replace the Fund’s current investment advisory agreement with F/m (the “Current Investment Advisory Agreement”) (the “Proposal”). The Proposal is more fully described in the accompanying Proxy Statement dated May 19, 2026:

F/m and Emerald will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

In addition, shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Company’s Board of Directors has fixed the close of business on March 31, 2026, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meetings and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of the Proposal.

By Order of the Board of Directors of the Company

/s/ Steven Plump
Steven Plump President The RBB Fund, Inc.

May 19, 2026

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from F/m, Emerald or the Board of Directors will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

F/M INVESTMENTS LARGE CAP FOCUSED FUND
(a Series of The RBB Fund, Inc.)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
May 19, 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2026

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) of proxies to be voted at the Special Meeting of Shareholders of the F/m Investments Large Cap Focused Fund (the “Fund”) and any adjournment or postponement thereof (the “Meeting”). At the Meeting, shareholders will be asked to approve an investment co-advisory agreement (the “Investment Co-Advisory Agreement”) among the Company, on behalf of the Fund; F/m Investments LLC (“F/m”); and Emerald Mutual Fund Advisers Trust (“Emerald”), to replace the Fund’s current investment advisory agreement with F/m (the “Current Investment Advisory Agreement”) (the “Proposal”), and to transact such other business, if any, as may properly come before the Meeting. We encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting.

Shareholders of record at the close of business on the record date, March 31, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement, and the enclosed Proxy Card are being mailed to Shareholders on or after May 19, 2026.

Financial statements for the Fund are included in the Fund’s annual and semi-annual reports. Shareholders may obtain copies of the annual report or semi-annual report free of charge by calling 1-800-292-6775 or visit the Fund’s website at https://www.fminvest.com/mutual-funds/iafmx-iaflx-fm-investments-large-cap-focused-funds or writing to the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

PROPOSAL: APPROVAL OF INVESTMENT CO-ADVISORY AGREEMENT

Background

F/m has served as the investment adviser to the Fund since its reorganization as a series of the Company as of October 30, 2023, and previously served as investment adviser to the Fund’s predecessor since April 2010.

As of December 31, 2025, F/m transferred its equity asset management business and associated investment teams, including the portfolio management team for the Fund, to Emerald’s affiliated entity (“Emerald Group”). Emerald and its parent adviser, Emerald Advisers, LLC, have served as investment adviser to mutual funds since 1992 and currently manage mutual funds net assets in excess of $1 billion. F/m and Emerald Group have entered into a separate transition services agreement to ensure a smooth transfer of personnel, products, and client service through 2026. It is proposed that F/m and Emerald serve as Co-Advisers for the Fund, pending shareholder approval of the Investment Co-Advisory Agreement. F/m and Emerald believe that the joint resources, including operational, compliance, and technology-related support, provided by the Co-Advisers will provide more opportunities for the Fund’s growth over the long term.

It is not anticipated that the proposed Investment Co-Advisory Agreement will have a material impact on the Fund or any third-party vendors that provide services to the Fund, including with respect to the following: the aggregate advisory fee paid, personnel, organizational structure, portfolio management strategies, or capitalization. The aggregate advisory fee payable to the Co-Advisers under the proposed Investment Co-Advisory Agreement is identical to the current advisory fee paid by the Fund to its current sole adviser, F/m. The Fund will continue to be managed by the same lead portfolio manager who has managed the Fund since its inception, and there will be no material changes to its investment policies, strategies, or risks. If shareholders approve the appointment of Emerald as Co-Adviser for the Fund, it is expected that the Fund also will change its name to “Emerald Large Cap Focused Fund,” which does not require shareholder approval.

The material terms of the Investment Co-Advisory Agreement are substantially identical to the material terms of the Current Investment Advisory Agreement. Under the Investment Co-Advisory Agreement, the Co-Advisers shall from time to time determine among themselves the allocation of specific advisory services set forth in the agreement, consistent with the terms of the Investment Co-Advisory Agreement and subject to the overall supervision of the Board. The Co-Advisers will coordinate their activities in connection with the management of the Fund, and the Board will receive information regarding the operation of the Investment Co-Advisory Agreement, including material aspects of the allocation of responsibilities, as part of its ongoing oversight of the Fund. In the event the Co-Advisers are unable after good-faith discussions to resolve any disagreement between themselves regarding the allocation of a specific advisory responsibility contemplated under the Investment Co-Advisory Agreement, the matter will be brought to the attention of the Board as part of its ongoing oversight of the Fund. It is generally expected Emerald will be responsible for the day-to-day investment management of the Fund with the same lead portfolio manager, and that F/m will provide certain back-office services, including services related to the Fund’s trading operations and portfolio implementation support. For the services to be provided under the Investment Co-Advisory Agreement, the Fund will pay the Co-Advisers a fee at an annual rate of 0.70% of the Fund’s average daily net assets, of which the Co-Advisers shall determine among themselves what proportion each Co-Adviser shall receive. It is expected that F/m will receive a portion of that fee equal to 0.12% of the Fund’s average daily net assets, while Emerald will receive a portion equal to 0.58% of the Fund’s average daily net assets. Emerald currently manages other equity mutual funds and accounts with a similar investment objective as the Fund. Emerald currently manages other equity mutual funds within the RBB family of funds. Emerald Group additionally manages certain separately managed accounts with a similar investment objective as the Fund. F/m does not manage any assets with a similar investment objective.

At a special meeting of the Board held on March 18, 2026, the Board, including a majority of Directors who are not “interested persons,” (the “Independent Directors”) as the term defined under the Investment Company Act of 1940, as amended (the “1940 Act”), voted unanimously to approve the proposed Investment Co-Advisory Agreement among the Company, one behalf of the Fund, F/m, and Emerald (the “Investment Co-Advisory Agreement”). The Board also voted unanimously to recommend that shareholders approve the Investment Co-Advisory Agreement.

The Fund needs shareholder approval of the Investment Co-Advisory Agreement to allow F/m and Emerald to act as the Co-Advisers to the Fund. However, if the Fund’s shareholders do not approve Investment Co-Advisory Agreement for the Fund, then the Board will have to consider other alternatives, taking into account the best interests of shareholders, including (without limitation) the retention of F/m to continue serving as the sole investment adviser of the Fund, the recommendation of one or more other investment advisers, subject to approval by Fund shareholders, or the liquidation of the Fund..

Legal Requirements in Approving the Investment Co-Advisory Agreement

The form of the Investment Co-Advisory Agreement is attached hereto as Exhibit A. The terms of the Investment Co-Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement. The Current Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on the date shown below and was effective with respect to the Fund upon commencement of the Fund’s operations as a series of the Company:

Fund	Effective Date of Current Advisory Agreement	Date Last Submitted to Fund Shareholders for Approval
F/m Investments Large Cap Focused Fund	October 30, 2023	June 29, 2023

The Investment Co-Advisory Agreement and the Current Investment Advisory Agreement set the same advisory fee rate. There are no material differences between the two agreements, other than their effective dates and that F/m and Emerald will serve as Co-Advisers under the proposed Investment Co-Advisory Agreement, whereas F/m serves as the sole investment adviser to the Fund under the Current Investment Advisory Agreement. The material terms of the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement are compared below in the section entitled “Summary of the Investment Co-Advisory Agreement and Current Investment Advisory Agreement.”

The Investment Co-Advisory Agreement will take effect upon shareholder approval. If shareholders do not approve the Investment Co-Advisory Agreement with respect to the Fund, then Emerald will not be permitted to serve as a Co-Adviser to the Fund, and the Board will have to consider other alternatives for the Fund.

Section 15(f)

While F/m and Emerald do not believe that the transfer of F/m’s equity asset management business to Emerald resulted in the assignment of the Current Investment Advisory Agreement or change of control of F/m within the meaning of Section 15(f) of the 1940 Act, to the extent Section 15(f) were deemed to be applicable, F/m and Emerald intend to operate the Fund in a manner consistent with Section 15(f). Section 15(f) of the 1940 Act provides a non-exclusive safe harbor whereby an investment adviser to an investment company may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.

The first condition is that during the three-year period following the change of control, at least 75% of the Company’s Board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this condition, and, to the extent reliance on Section 15(f) is deemed to be required, will continue to meet this condition for at least three years following the transfer of F/m’s equity asset management business to Emerald.

The second condition is that no “unfair burden” can be imposed on the Company as a result of the acquisition. An “unfair burden” includes any arrangement during the two-year period following the change of control where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation directly or indirectly from (i) any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). F/m and Emerald agree that, to the extent Section 15(f) is deemed to be applicable, they will cause their affiliates to conduct business to enable reliance upon Section 15(f) of the 1940 Act in connection with the investment advisory services proposed to be provided by each of F/m and Emerald under the Investment Co-Advisory Agreement.

Compensation Paid to F/m

Under the Current Investment Advisory Agreement, F/m is entitled to receive a monthly advisory fee computed at an annual rate of:

Fund	Advisory Fee
F/m Investments Large Cap Focused Fund	0.70% of average daily net assets

The aggregate advisory fee payable to the Co-Advisers under the proposed Investment Co-Advisory Agreement and the advisory fee payable to F/m under the Current Investment Advisory Agreement is the same. For the fiscal year ended August 31, 2025, the Fund paid F/m investment advisory fees in the amounts shown below:

Advisory Fees Paid to F/m for the Fiscal Year Ended August 31, 2025

Fund	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
F/m Investments Large Cap Focused Fund	$492,981	$151,497	$341,484

F/m has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses (a “Waiver/Reimbursement”) to the extent necessary to limit total annual operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.15% of the average daily net assets attributable to Investor Class shares and 0.90% of the average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until December 31, 2026, and may not be terminated without the approval of the Board. Any payments by F/m under the Waiver/Reimbursement, are subject to repayment by the Fund for a period of three years following the date of such Waiver/Reimbursement but only if such recoupment can be achieved without exceeding the expense limitation in place at the time of the Waiver/Reimbursement.

If shareholders approve the Investment Co-Advisory Agreement, F/m and Emerald have agreed to continue the current expense limitation through December 31, 2027.

Brokerage Commissions

For the fiscal year ended August 31, 2025, the Fund paid $27,418 of brokerage commissions.

Information about F/m

F/m is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. F/m’s principal office is located at 3050 K Street, NW, Suite 201, Washington, DC 20007. As of March 31, 2026, F/m had approximately $7.8 billion in assets under management.

F/m is a majority-owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital Inc., which is a financial services holding company. Three officers of the Company own an indirect, minority interest in F/m.

The following table sets forth the name, position, and principal occupation of each current member and principal officer of F/m, each of whom is located at F/m’s principal office location.

Name	Position/Principal Occupation
Alexander R. Morris	Chief Executive Officer
David Littleton	President
Kirk Johnson	Chief Operating Officer & General Counsel
Tim Dolan	Chief Financial Officer
Alison Miller	Chief Compliance Officer
Christopher McLean	Chief Marketing Officer

None of the above members and principal officers of F/m received any monetary benefit in connection with the transfer of F/m’s equity asset management business and associated investment teams, including the portfolio management team for the Fund, to Emerald Group.

No Director of the Company currently holds any position with F/m or its affiliates.

Information about Emerald

Emerald commenced business operations in April of 2005 and is registered with the SEC as an investment adviser. Emerald’s principal office is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC, and is an affiliate of F/m. As of March 31, 2026, Emerald and its affiliates had approximately $7.8 billion in assets under management.

The following table sets forth the name, position, and principal occupation of each current member and principal officer of Emerald, each of whom is located at Emerald’s principal office location.

Name	Position/Principal Occupation
David A. Volpe	Chief Executive Officer
Kenneth G. Mertz II, CFA	Chief Investment Officer
James Meehan	Chief Compliance Officer

No Director of the Company currently holds any position with Emerald or its affiliates.

Summary of the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement

A copy of the proposed Investment Co-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the Investment Co-Advisory Agreement for a complete description of the terms of the new agreement. The investment advisory services to be provided to the Fund and the aggregate advisory fee under the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement are the same.

Advisory Services. Both the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the respective investment adviser or the Co-Advisers will provide for the overall management of the Fund including: (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund; (ii) the determination from time to time of the securities and other investments to be purchased, retained or sold for the Fund ; (iii) the placement from time to time of orders for all purchases and sales made for the Fund. In both the Investment Co-Advisory Agreement and Current Investment Advisory Agreement, the respective investment adviser or the Co-Advisers further agree that it will render to the Board such periodic and special reports regarding the performance of its duties as the Board may reasonably request and will provide to the Company (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

Brokerage. Both the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement provide that the respective investment adviser and each Co-Adviser (i) subject to its obligation to obtain best price and execution, shall have full discretion to select brokers or dealers to effect the purchase and sale of securities, (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly, and (iii) without limiting the generality of the foregoing, are authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the respective investment adviser or the Co-Advisers, provided that the investment adviser and Co-Adviser, respectively, determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the overall responsibilities of the investment adviser or Co-Adviser with respect to accounts as to which they exercise investment discretion.

Payment of Expenses. Both the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement provide that the investment adviser or the Co-Advisers, as applicable, will pay all expenses incurred by such investment adviser or Co-Advisers in connection with their activities under the Agreement, that the Fund shall bear all of its own expenses not specifically assumed by the respective investment adviser or the Co-Advisers, and that general expenses of the Company not readily identifiable as belonging to the Fund or another investment portfolio of the Company shall be allocated among all the investment portfolios of the Company in such a manner as the Company’s Board of Directors determines to be fair and equitable.

Management Fees. Both the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement have the same aggregate advisory fee based on the Fund’s average daily net assets. In each case, the Fund shall pay the investment adviser or Co-Advisers, as applicable, a fee at an annual rate of 0.70% of the Fund’s average daily net assets. Pursuant to the terms of the Investment Co-Advisory Agreement, the Co-Advisers shall determine among themselves what proportion of the 0.70% aggregate advisory fee each Co-Adviser shall receive. It is expected that F/m will receive a portion of that fee equal to 0.12% of the Fund’s average daily net assets, while Emerald will receive a portion equal to 0.58% of the Fund’s average daily net assets.

Duration and Termination. Both the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement provide that if not terminated, the agreement shall continue with respect to the Fund for successive annual periods ending on August 16th, subject to annual approval as required by the 1940 Act and may be terminated at any time, on sixty (60) days prior written notice, by the Company (by vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the respective investment adviser or the Co-Advisers at any time, without the payment of a penalty, upon sixty (60) days’ prior written notice. Both the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement will immediately terminate in the event of their assignment. As used in the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meaning as such terms have in the 1940 Act.

Limitation on Liability and Indemnification. Both the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement provide that the respective investment adviser or the Co-Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the particular Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular Agreement (“disabling conduct”). Both the Investment Co-Advisory Agreement and the Current Investment Advisory Agreement provide that the Fund will indemnify the respective investment adviser or the Co-Advisers against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

Board Recommendation of Approval

The Directors recommend that shareholders of the Fund vote FOR the approval of the Investment Co-Advisory Agreement. Information about the Board’s considerations and approval is included below in the section entitled “Board Considerations and Approval”.

Vote Required

Approval of the Proposal to approve the Investment Co-Advisory Agreement in order to engage F/m and Emerald as Co-Advisers for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

BOARD CONSIDERATIONS AND APPROVAL

At a special meeting held on March 18, 2026 (the “Board Meeting”), the Board, including a majority of the Independent Directors, unanimously voted to approve the Investment Co-Advisory Agreement and to recommend that the shareholders of the Fund vote FOR the Proposals to approve the Investment Co-Advisory Agreement.

In considering the approval of the Investment Co-Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Fund. The Board evaluated the Investment Co-Advisory Agreement in light of all the materials provided prior to and during the Board Meeting and at other meetings that preceded the Board Meeting, the presentations made during the Board Meeting, and the discussions held during the Board Meeting. The Directors reviewed materials from the management of F/m and Emerald, discussed questions regarding those materials with such management, and discussed the Investment Co-Advisory Agreement with counsel in executive session, at which no representatives of F/m or Emerald were present. The Directors considered whether approval of the Investment Co-Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the Investment Co-Advisory Agreement. Among other things, the Directors considered information concerning: (i) the nature, extent and quality of the services to be provided by F/m and Emerald to the Fund; (ii) descriptions of the experience and qualifications of F/m’s and Emerald’s respective personnel who would provide those services; (iii) F/m’s and Emerald’s respective investment philosophies and processes; (iv) F/m’s and Emerald’s assets under management and client descriptions; (v) F/m’s and Emerald’s management fee arrangements with the Company and other similarly managed clients, as applicable; (vi) F/m’s and Emerald’s compliance policies and procedures; (vii) F/m’s and Emerald’s financial information, insurance coverage and profitability analysis related to each’s respective provision of advisory services to the Fund; (viii) the extent to which economies of scale are relevant to the Fund; (ix) information regarding the Fund’s fees relative to other funds with similar investments and structure; and (x) information regarding the performance of the Fund relative to its benchmark index.

As of December 31, 2025, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Nature, Extent and Quality of Services Provided to the Funds. The Directors evaluated the nature, extent and quality of the services that F/m and Emerald would provide under the Investment Co-Advisory Agreement, as well as how such services were expected to compare to the services presently provided by F/m pursuant to the Current Investment Advisory Agreement. The Directors considered, among other factors: the information provided by management of each of F/m and Emerald regarding the services to be provided under the Investment Co-Advisory Agreement; the Directors’ prior experience with each of F/m’s and Emerald’s respective portfolio management teams, including the anticipated continuity of the lead portfolio manager responsible for the Fund under the Investment Co-Advisory Agreement relative to the Current Investment Advisory Agreement, and the Board’s understanding that, absent approval of the Investment Co-Advisory Agreement, the Fund would not be expected to retain the same portfolio management team following the expiration of the transition services arrangements between F/m and Emerald; that there would be no change in the aggregate advisory fee payable by the Fund to the Co-Advisers under the Investment Co-Advisory Agreement relative to the advisory fees currently payable to F/m under the Current Investment Advisory Agreement; that each of F/m and Emerald was sufficiently capitalized to continue to provide the same quality of services under the Investment Co-Advisory Agreement as the Fund had enjoyed to date under the Current Investment Advisory Agreement; the Directors’ familiarity with the scope and quality of the advisory services provided by Emerald to certain other series of the Company; and that there were no material litigation, regulatory or administrative proceedings pending against F/m or Emerald, nor any material compliance deficiencies that may have a material impact on either’s ability to serve as Co-Adviser to the Fund. The Directors concluded that the nature and extent of the services that F/m and Emerald would provide under the Investment Co-Advisory Agreement, as well as the quality of those services, was satisfactory, and that the Investment Co-Advisory Agreement would not result in any material detrimental effects on the management or operations of the Fund. The Directors also considered potential challenges associated with implementing the co-advisory structure, including the need for coordination between the Co-Advisers with respect to the allocation of responsibilities and the possibility of differences in investment approaches. The Directors further considered the transition of the portfolio management team to Emerald Group and the operational considerations associated with that transition. After evaluating these considerations, the Directors concluded that such matters were appropriately addressed under the Investment Co-Advisory Agreement and through the Board’s ongoing oversight of the Fund.

Costs of Services Provided and Profits Realized by F/m and Emerald. The Directors examined fee information for the Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of the Fund. In this regard, the Directors noted that the management fees and total expenses of the Fund were not expected to change under the Investment Co-Advisory Agreement relative to the Current Investment Advisory Agreement. The Directors noted that, pursuant to the terms of the Investment Co-Advisory Agreement, the Co-Advisers will determine among themselves what proportion of the aggregate advisory fee payable by the Fund each Co-Adviser would receive, and that it was expected that F/m will receive a portion of that fee equal to 0.12% of the Fund’s average daily net assets, while Emerald will receive a portion equal to 0.58% of the Fund’s average daily net assets. The Directors also noted that F/m and Emerald have agreed to continue the current expense limitation through December 31, 2027.

The Directors also reviewed analyses of the estimated profitability of each of F/m and Emerald related to its provision of advisory services to the Fund. Based on the information provided, the Directors concluded that the amount of advisory fees that the Fund currently pays, and would pay under the Investment Co-Advisory Agreement, to F/m and Emerald, as applicable, are reasonable in light of the nature and quality of the services provided.

Investment Performance of the Fund. The Directors reviewed information concerning the Fund’s investment performance, both absolutely as well as compared to its benchmark index. The Directors considered the Fund’s investment performance in light of its investment objective and strategies. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the continuity in the lead portfolio manager and related investment management services offered under the Investment Co-Advisory Agreement.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the Investment Co-Advisory Agreement, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase, whether the Fund was large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Directors noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grew in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Directors determined that the Compensation provision in the Investment Co-Advisory Agreement was reasonable and appropriate.

Other Benefits to the Adviser. In addition to the above factors, the Directors also considered other benefits received or to be received by F/m and Emerald from their management of the Fund, including, without limitation, the ability to market their advisory services for similar products in the future.

The Directors also considered that they would be able to, and intended to, monitor on a regular basis the ability of F/m, Emerald and their respective affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Fund. In addition, the Directors considered that, under the Investment Co-Advisory Agreement, the Board would have the authority, should the need arise in its view, to terminate the Investment Co-Advisory Agreement with respect to either Co-Adviser without penalty upon 60 days' notice to such Co-Adviser. The Directors also considered alternative courses of action, including the possibility of engaging a different investment adviser or implementing other changes to the Fund’s advisory arrangements in light of the transition of the portfolio management team to Emerald Group. After considering these alternatives, the Directors determined that the proposed Investment Co-Advisory Agreement was appropriate and in the best interests of the Fund and its shareholders.

No single factor was determinative of the Board’s decision to approve the Investment Co-Advisory Agreement; rather, each Director based their determination on the total mix of information available to them. Based on all of the information presented to and considered by the Directors and the conclusions that it reached, the Board approved the Investment Co-Advisory Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

General Information

Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Company, officers and employees of F/m, Emerald, or other representatives of the Company, who will not be paid for their services, may also solicit proxies by telephone or in person. Emerald has engaged the proxy solicitation firm of Sodali & Co. Fund Solutions, which will be paid approximately $10,000 and will be reimbursed for its related expenses. The Company estimates that the total expenditures relating to the solicitation of proxies will be approximately $13,000. F/m and Emerald will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of Sodali. F/m and Emerald also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will also be paid by F/m and Emerald.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-292-6775 or write to the Fund at c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, Missouri 64121-9252 if using regular mail. If using overnight mail, write to the Fund at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307.

If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-292-6775 or write to the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Directors. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Steven Plump, President, The RBB Fund Inc., at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.

Quorum and Methods of Tabulation

The presence of one-third (33-1/3%) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposals for the Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meetings, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions. Proxies returned for shares that represent broker non-votes will not be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. With regard to the Proposals, assuming the presence of a quorum, abstentions will not be treated as votes cast at the Meeting.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposals is not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposals. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposals the persons named as proxies may propose one or more adjournments of either Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meetings to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against any of the Proposals. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”. A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether a Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Adviser

The Fund’s current investment adviser is F/m Investments LLC, located at 3050 K Street, NW, Suite 201, Washington, DC 20007.

Other Service Providers

The principal executive office of the Company is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Company’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s principal underwriter/distributor is Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”) has acted as the independent registered public accounting firm to the Fund and the Fund’s predecessor since July 1, 2021. Upon recommendation of the Company’s Audit Committee, the Board has selected Cohen as the independent registered public accounting firm to audit and certify the Company’s financial statements for the Fund’s most recent and current fiscal year ended as of August 31, 2025. Representatives of Cohen will not be present at the Meeting.

Outstanding Shares

The number of shares of the Fund and class issued and outstanding on the Record Date was as follows:

Fund	Number of Issued and Outstanding Shares
F/m Investments Large Cap Focused Fund - Institutional Class Shares	3,588,985.54
F/m Investments Large Cap Focused Fund - Investor Class Shares	939,063.65

As of the Record Date, the Directors and officers of the Company as a group owned beneficially less than one percent (1%) of the outstanding shares of the Fund and of the Company as a whole. As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

F/m Investments Large Cap Focused Fund

Name and Address	Amount and % Ownership	Type of Ownership
Institutional Class Shares
National Financial Services LLC For the Exclusive Benefit of its Customers Attn Mutual Funds, Dept. 4th FL 499 Washington Boulevard Jersey City, New Jersey 07310-1995	3,349,179.324 shares 93.32%	Record
LPL Financial Omnibus Customer Accounts 4704 Executive Drive San Diego, CA 92121-3091	232,456.734 shares 6.48%	Record
Investor Class Shares
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attention: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	823,936.092 shares 87.74%	Record
National Financial Services LLC For the Exclusive Benefit of its Customers Attn Mutual Funds, Dept. 4th FL 499 Washington Boulevard Jersey City, NJ 07310-1995	113,324.766 shares 12.07%	Record

Reports to Shareholders.

Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by calling 1-800-292-6775, visit the Fund’s website at https://www.fminvest.com/mutual-funds/iafmx-iaflx-fm-investments-large-cap-focused-funds or writing the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

Other Matters

The Board knows of no other matters that may come before the Meeting, other than the proposal as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Notice to Banks, Broker-Dealers and Voting Directors

Banks, broker-dealers, and voting directors should advise the Company, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit A

INVESTMENT CO-ADVISORY AGREEMENT

F/m Investments Large Cap Focused Fund

AGREEMENT made as of [  ], 2026 among THE RBB FUND, INC., a Maryland corporation (herein called the "Company"), F/M INVESTMENTS, LLC, a Delaware limited liability company (herein called “F/m”), and EMERALD MUTUAL FUND ADVISERS TRUST, a Delaware statutory trust (herein called “Emerald”).

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Company desires to retain each of F/m and Emerald (each, a “Co-Adviser” and, collectively, the “Co-Advisers”) to render certain investment advisory services to the Company with respect to the Company’s F/m Investments Large Cap Focused Fund (the "Portfolio”), and each Co-Adviser is willing to so render such services; and

WHEREAS, the Board of Directors of the Company and the sole shareholder of the Portfolio have approved this Agreement, and each Co-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Company hereby appoints each Co-Adviser to act as an investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. Each Co-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Company has furnished each Co-Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Directors of the Company authorizing the appointment of the Co-Advisers and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolio of the Company in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and “Statement of Additional Information,” respectively).

The Company will promptly furnish the Co-Advisers from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Company will also provide the Co-Advisers with copies of the Company’s Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Co-Advisers with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a ) Subject to the supervision of the Board of Directors of the Company and subject to Section 3 (b) below, the Co-Advisers will provide for the overall management of the Portfolio, with a Co-Adviser to execute such specific services or services as the Co-Advisers shall determine among themselves, including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Company for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. Each Co-Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3. Each Co-Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Co-Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. Each Co-Adviser further agrees that it will render to the Company's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Co-Advisers agree to provide to the Company (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

(b) Sub-Advisers. The Co-Advisers may delegate certain of their responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as Co-Adviser of a registered investment company (including without limitation the requirements for approval by the Board of Directors of the Company and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with a Co-Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the applicable Co-Adviser(s) and no additional obligation may be incurred on the Company’s behalf to any Sub-Adviser; except that any Company expenses that may be incurred by a Co-Adviser and paid by the Company to the Co-Adviser directly may be incurred by the Sub-Adviser and paid by the Company to the Sub-Adviser directly, so long as such payment arrangements are approved by the Company and the Co-Adviser prior to the Sub-Adviser’s incurring such expenses.

2. The Co-Advisers shall be responsible for assigning to any Sub-Adviser that portion of the assets of the Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Company’s Board of Directors.

3. To the extent that any obligations of the Co-Advisers or any Sub-Adviser require any service provider of the Company or Portfolio to furnish information or services, such information or services shall be furnished by the Company’s or the Portfolio’s service providers directly to both the Co-Advisers and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Co-Advisers’ obligation to obtain best price and execution, each Co-Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When a Co-Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Co-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, each Co-Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Co-Adviser, provided that the Co-Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Co-Adviser's overall responsibilities with respect to accounts as to which the Co-Adviser exercises investment discretion. Each Co-Adviser may aggregate securities orders so long as the Co-Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio’s securities be purchased from or sold to the Company's principal underwriter, a Co-Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

Each Co-Adviser shall report to the Board of Directors of the Company at least quarterly with respect to brokerage transactions that were entered into by the Co-Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Co-Adviser to the Company and the Co-Adviser's other clients, that the total commissions paid by the Company were reasonable in relation to the benefits to the Company over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. Each Co-Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Co-Adviser in the performance of its duties hereunder. Each Co-Adviser will treat confidentially and as proprietary information of the Company all records and other information relating to the Company and prior, present, or potential shareholders (except with respect to clients of the applicable Co-Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Co-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Where a Co-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Company, the Co-Adviser may comply with such request prior to obtaining the Company’s written approval, provided that the Co-Adviser has taken reasonable steps to promptly notify the Company, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Co-Advisers and their respective officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of a Co-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Company.

Nothing in this Agreement shall limit or restrict a Co-Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Company acknowledges that the Co-Advisers and their respective directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Co-Advisers shall have no obligation to acquire for the Portfolio a position in any investment which a Co-Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Co-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

Each Co-Adviser agrees that this Section 6 does not constitute a waiver by the Company of the obligations imposed upon the Co-Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Company of the obligations imposed upon the Co-Adviser under Section 206 of the Co-Advisers Act of 1940 and the rules thereunder. Further, each Co-Adviser agrees that this Section 6 does not constitute a waiver by the Company of the fiduciary obligation of the Co-Adviser arising under federal or state law, including Section 36 of the 1940 Act. Each Co-Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, each Co-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. Each Co-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, each Co-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Portfolio shall bear all of its own expenses not specifically assumed by the Co-Advisers. General expenses of the Company not readily identifiable as belonging to an investment portfolio of the Company shall be allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by a Co-Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value the Portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Portfolio are allocated to such class.

SECTION 9. VOTING. Each Co-Adviser shall have the authority to vote as agent for the Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Company may adopt from time to time.

SECTION 10. RESERVATION OF NAME. F/m grants each of the Company and Emerald a non-exclusive, limited term license to use the “F/m” name and trademark (together, the “F/m Marks”) as part of the name of the Portfolio (and through references to F/m, as appropriate) and in marketing and other communications for the sole purposes of selling shares of the Portfolio and as may be required pursuant to applicable law and regulation. This license is intended solely to permit use of the Marks during such time as the name of the Portfolio includes “F/m” and shall terminate upon the earlier of (i) the day on which the Portfolio's name is changed to remove “F/m” or (ii) the termination of this Agreement (provided, however, the Company and Emerald may be permitted to continue to reference the name of the Portfolio as required by applicable law). In the event the name of the Portfolio is subsequently changed to include “Emerald,” Emerald hereby grants each of the Company and F/m a non-exclusive, limited term license to use the “Emerald” name and trademark (together, the “Emerald Marks,” and together with the F/m Marks, the “Marks”) as part of the name of the Portfolio (and through references to Emerald, as appropriate) and in marketing and other communications for the sole purposes of selling shares of the Portfolio and as may be required pursuant to applicable law and regulation. Such license shall apply only during the period in which the Portfolio name includes “Emerald” and shall expire immediately upon termination of this agreement (provided, however, the Company and F/m may be permitted to continue to reference the name of the Portfolio as required by applicable law). Neither the Company nor either Co-Adviser shall have any right to sublicense or assign rights to use the Marks, shall not acquire any rights, title or interest in the Marks other than as expressly set forth herein. The Company hereby agrees that in the event that neither F/m or Emerald, nor any of its respective affiliates, acts as a Co-Adviser to the Portfolio, the name of the Portfolio will be changed to one that does not suggest an affiliation with that Co-Adviser. The parties agree that the names “F/m” or “Emerald,” as appropriate, will continue to be used by the Portfolio only so long as such use is mutually agreeable to F/m, Emerald and the Company.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Company will pay the Co-Advisers from the assets of the Portfolio and the Co-Advisers will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.70% of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) Each Co-Adviser shall be entitled to receive such portion of the fee paid by the Portfolio as the Co-Advisers shall determine among themselves. The allocation of the fee between the Co-Advisers may be modified upon the approval of the Board of Directors of the Company. For the avoidance of doubt, in the event this Agreement is terminated with respect to any Co-Adviser, the other Co-Adviser shall be entitled to receive the full amount of the fee paid by the Portfolio pursuant to this Agreement.

(c) The fee attributable to the Portfolio shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Company. The Co-Advisers may from time to time agree not to impose all or a portion of their fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Co-Advisers.

SECTION 12. LIMITATION OF LIABILITY. Each Co-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable Co-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Portfolio will indemnify each Co-Adviser against and hold them harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the applicable Co-Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that a Co-Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that a Co-Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. Each Co-Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. A Co-Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the applicable Co-Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Co-Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Company.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from F/m's rights to the Portfolio’s name. F/m shall indemnify and hold harmless the Company and the Portfolio for any claims arising from the use of the term “F/m” in the name of the Portfolio.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2027 Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Company with respect to the Portfolio or any Co-Adviser at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to such Co-Adviser, or by a Co-Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act). The termination of this Agreement with respect to any Co-Adviser shall not affect the validity of this Agreement with respect to any other Co-Adviser.

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Company:

Regular Mail:

F/m Investments Large Cap Focused Fund

c/o U.S. Bank Global Fund Services

PO Box 219252

Kansas City, MO 64121-9252

Attention: James G. Shaw

Overnight Delivery:

F/m Investments Large Cap Focused Fund

c/o U.S. Bank Global Fund Services

801 Pennsylvania Ave, Suite 219252

Kansas City, MO 64105-1307

Attention: James G. Shaw

If to F/m:

F/m Investments LLC

3050 K Street, N.W., Suite 201

Washington, DC 20007

Attention: Alexander Morris

If to Emerald:

Emerald Mutual Fund Advisers Trust

3175 Oregon Pike

Leola, PA 17540

Attention: Mitch Krahe

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By:
Name:
Title:

F/M INVESTMENTS LLC

By:
Name:
Title:

EMERALD MUTUAL FUND ADVISERS TRUST

By:
Name:
Title:

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 22, 2026

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/rbbfunds2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposal.
The Board of Directors has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

100421 – F/M

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

↓ Please detach at perforation before mailing. ↓

F/M INVESTMENTS LARGE CAP FOCUSED FUND
A SERIES OF THE RBB FUND, INC.
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 22, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the above-referenced Fund (the "Fund") hereby appoints each of Scott Rehr, Kirk Johnson and James Shaw, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 on June 22, 2026, at 11:00 Central Time.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above

Date ____________________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100421 – F/M